SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2002

ACCRUE SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-26437	94-3238684
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48634 Milmont Drive
FREMONT, CALIFORNIA 94538-7353

(Address of principal executive offices) (Zip code)

(510) 580-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
Consolidated Statement of Operations
Consolidated Balance Sheet
Notes to Unaudited Pro forma Financial Information
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 20.1
EXHIBIT 20.2

Item 2.   Acquisition or Disposition of Assets

On May 30, 2002, Accrue Software, Inc. and certain of its wholly owned subsidiaries including Pilot Software, Inc., Marketwave Corporation, Accrue GmbH, Pilot Software Ltd. and Thorn EMI Computer Software Ltd, (collectively, “Accrue”) and Pilot Software Acquisition Corp. and Pilot Software Services Corp. (collectively, the “Purchaser”) executed an asset purchase agreement (the “Agreement”) pursuant to which Accrue sold and transferred to the Purchaser intellectual property and technology assets (including the Pilot and Hit List software products), certain related customer contracts, certain other assets and liabilities (collectively, the “Assets”) for $1,500,000 in cash. The consideration of $1,500,000 was based on the fair market value of the Assets as of May 30, 2002, as determined in good faith by Accrue and the Purchaser. In connection with the sale of the Assets and pursuant to the Agreement, certain employees who have developed and supported the Assets may become employees of the Purchaser, including John D’Albis, former Chief Technology Officer of Accrue, who became an employee of the Purchaser as of May 30, 2002. Tom LeFort, Accrue’s current Vice President of Engineering, will be providing certain services to the Purchaser during a nine-month transition period which began on May 30, 2002 and may receive an offer to become an employee of the Purchaser at the end of such transition period.

In connection with the sale of the Assets, Accrue retained rights to use the Pilot and Hitlist software technology within its Accrue G2 product pursuant to a separate license agreement dated May 30, 2002 (the “License Agreement”) for a royalty fee of $200,000 payable in equal installments over the next 24 months. Additionally, Pilot Software Services Corp., an entity affiliated with Pilot Software Acquisition Corp., will provide to Accrue support services for the Pilot and Hit List software technology pursuant to a separate support agreement dated May 30, 2002 (the “Support Agreement”).

Pilot Software Acquisition Corp. and Pilot Software Services Corp. are newly established companies formed by institutional investors who are not affiliated with Accrue.

The preceding description of the Agreement, the License Agreement and the Support Agreement executed in connection with the sale of the Assets is qualified in its entirety by reference to the copy of the Agreement included as exhibit 2.1 hereto, the License Agreement included as exhibit 10.1 hereto, and the Support Agreement included as exhibit 10.2 hereto, each of which is incorporated herein by reference. In addition, Accrue’s press releases dated May 21, 2002, containing the unaudited statement of results of operations for the fourth fiscal quarter ended March 30, 2002 and the unaudited consolidated balance sheet as of March 30, 2002, and dated June 3, 2002, announcing the transactions with the Purchaser, are attached as exhibits 20.1 and 20.2 hereto and are incorporated herein by reference.

The May 21, 2002 and June 3, 2002 press releases filed as exhibits to this report include safe harbor language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company s business contained in the press release are forward-looking rather than historic. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in

Accrue’s Registration Statement on Form S-1, and in Accrue’s other filings with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s website (http://www.sec.gov).

Item 7.   Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated statement of operations for the year ended March 30, 2002 as well as the unaudited pro forma consolidated balance sheet as of March 30, 2002, were prepared to illustrate the estimated effects of the sale of the Assets and the application of the net proceeds from the sale. The unaudited pro forma consolidated statement of operations assumes that the sale occurred as of the first day of the fiscal year ended March 30, 2002. The unaudited pro forma consolidated balance sheet assumes that the sale occurred as of March 30, 2002.

The unaudited pro forma financial information presented is derived from the unaudited consolidated financial statements of Accrue as of and for the year ended March 30, 2002. The unaudited pro forma financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of Accrue, including the notes thereto, appearing in Accrue’s Quarterly Form 10-Q for the quarter ended December 29, 2001, and Accrue’s May 21, 2002 press release containing the unaudited statement of results of operations for the fourth fiscal quarter ended March 30, 2002 and the unaudited consolidated balance sheet as of March 30, 2002. The unaudited pro forma financial information and related notes are provided for informational purposes only and do not purport to be indicative of the financial position or results of operations that would have been reported had the events assumed occurred on the dates indicated, or purport to be indicative of results of operations, or financial condition that may be achieved in the future.

Accrue Software, Inc.
Unaudited Pro forma Financial Information

Consolidated Statement of Operations
Year ended March 30, 2002
(unaudited, in thousands, except per share data)

		Pro forma
	Historical	Adjustments		Pro forma

Net revenue:
Software license	$4,297	$(1,577)	(a)	$2,720
Maintenance and service	10,011	(4,850)	(a)	5,161

Total revenue	14,308	(6,427)		7,881

Cost of revenue:
Software license	300	67	(e)	367
Maintenance and service	6,605	(829)	(a)	5,776

Total cost of revenue	6,905	(762)		6,143

Gross profit	7,403	(5,665)		1,738

Operating expenses:
Research and development	6,915	(1,984)	(a)	4,931
Sales and marketing	6,267	(462)	(a)	5,805
General and administrative	5,371	(140)	(a)	5,231
Amortization of intangibles	4,580	(2,885)	(b)	1,695
Impairment of intangibles	1,200	(1,200)	(b)	—
Stock-based compensation expense	(276)	—		(276)

Total operating expenses	24,057	(6,671)		17,386

Loss from operations	(16,654)	1,006		(15,648)
Other income	241	—		241
Gain on sale of technology asset	4,306	—		4,306

Net loss	$(12,107)	$1,006		$(11,101)

Net loss per share, basic and diluted	$(0.41)			$(0.37)

Shares used in computing net loss per share, basic and diluted	29,820			29,820

See accompanying notes to unaudited pro forma financial information.

Accrue Software, Inc.
Unaudited Pro forma Financial Information

Consolidated Balance Sheet
As of March 30, 2002
(unaudited, in thousands)

		Pro forma
	Historical	Adjustments		Pro forma

ASSETS
Current assets:
Cash and cash equivalents	$2,646	$1,500	(c)	$4,146
Accounts receivable, net	1,952	—		1,952
Prepaid expenses and other current assets	676	—		676

Total current assets	5,274	1,500		6,774
Property and equipment, net	1,894	(74)	(c)	1,820
Other assets, net	4,604	(2,887)	(c)	1,917
		200	(d)

Total assets	$11,772	$(1,261)		$10,511

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$633	$170	(c)	$1,003
		200	(d)
Accrued liabilities	2,363	(181)	(c)	2,182
Deferred revenue	3,146	(1,474)	(c)	1,672

Total current liabilities	6,142	(1,285)		4,857

Total stockholders’ equity	5,630	24	(c)	5,654

Total liabilities and stockholders’ equity	$11,772	$(1,261)		$10,511

See accompanying notes to unaudited pro forma financial information

Accrue Software, Inc.

Notes to Unaudited Pro forma Financial Information

NOTE 1 — BASIS OF PRESENTATION:

The unaudited pro forma financial information gives effect to Accrue’s sale of the intellectual property and technology assets (including the Pilot and Hit List software products), certain related customer contracts, certain other assets and liabilities (collectively, the “Assets”) and the offer to transfer certain employees consummated on May 30, 2002 pursuant to an Asset Purchase Agreement (the “Agreement”) by and between Accrue Software, Inc. and certain of its wholly owned subsidiaries, Pilot Software, Inc., Marketwave Corporation, Accrue GmbH, Pilot Software Ltd. and Thorn EMI Computer Software Ltd, (collectively, “Accrue”) and Pilot Software Acquisition Corp. and Pilot Software Services Corp. (collectively, the “Purchaser”). Accrue received $1,500,000 in cash from the sale of the Assets and recognized a resulting net gain of $24,000. The gain on sale of the Assets has been reflected in the accompanying unaudited pro forma consolidated balance sheet as of March 30, 2002 but has not been reflected in the accompanying unaudited pro forma consolidated statement of operations for the year ended March 30, 2002 as it is non-recurring in nature.

In connection with the sale of the Assets, Accrue retained rights to use the Pilot and Hitlist software technology within its Accrue G2 product pursuant to a separate license agreement dated May 30, 2002 (the “License Agreement”) for a royalty fee of $200,000 payable in equal installments over the next 24 months. Additionally, Pilot Software Services Corp., an entity affiliated with Pilot Software Acquisition Corp., will provide to Accrue support services for the Pilot and Hit List software technology pursuant to a separate support agreement dated May 30, 2002 (the “Support Agreement”).

The unaudited pro forma consolidated statement of operations for the year ended March 30, 2002 as well as the unaudited pro forma consolidated balance sheet as of March 30, 2002, were prepared to illustrate the estimated effects of the sale of the Assets and the application of the estimated net proceeds from the sale. The unaudited pro forma consolidated statement of operations assumes that the sale occurred as of the first day of the fiscal year ended March 30, 2002. The unaudited pro forma consolidated balance sheet assumes that the sale occurred as of March 30, 2002.

The unaudited pro forma financial information presented is derived from the unaudited consolidated financial statements of Accrue as of and for the year ended March 30, 2002. The unaudited pro forma financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of Accrue, including the notes thereto, appearing in Accrue’s Quarterly Form 10-Q for the quarter ended December 29, 2001, and Accrue’s May 21, 2002 press release containing the unaudited statement of results of operations for the fourth fiscal quarter ended March 30, 2002 and the unaudited consolidated balance sheet as of March 30, 2002.

The unaudited pro forma financial information and related notes are provided for informational purposes only and do not purport to be indicative of the financial position or results of operations that would have been reported had the events assumed occurred on the dates indicated, or purport to be indicative of results of operations, or financial condition that may be achieved in the future.

NOTE 2 — PRO FORMA ADJUSTMENTS:

The following pro forma adjustments were applied to the pro forma financial information:

(a)	Adjustment to reflect the elimination of Pilot and HitList software products revenue and cost of revenue as well as employee-related costs directly attributable to the sale of the Assets.

(b)	Adjustment to eliminate the amortization of intangible assets over their estimated useful life of three years and impairment charges relating to the Assets.

(c)	Adjustment to record the sale of the Assets to the Purchaser, assumption of liabilities by the Purchaser and the resulting gain from the sale.

(d)	Adjustment to record the royalty fee payable for the licensing right to use the Pilot and Hit List software products which will be amortized over its useful life of three years.

(e)	Adjustment to record the annual amortization expense of the licensing right acquired in note 2(d) above.

NOTE 3 — SELECTED CONSOLIDATED QUARTERLY RESULTS

The net revenue derived from the sale of Pilot and Hit List software products and services eliminated in the pro forma adjustment 2 (a) above was being recognized by Accrue in the quarters for the fiscal year ended March 30, 2002 as follows:

NET REVENUE:
(Unaudited, in thousands):

					Fiscal Year

	Q1 ’02	Q2 ’02	Q3 ’02	Q4 ’02	Ended 3/30/02

Software	$577	$348	$458	$193	$1,577
Maintenance and service	1,630	1,244	1,200	776	4,850

Total	$2,207	$1,592	$1,658	$969	$6,427

(c)	Exhibits.

2.1	Form of Asset Purchase Agreement dated as of May 30, 2002, by and between Accrue Software, Inc., Pilot Software, Inc., Marketwave Corporation, Accrue GmbH, Pilot Software Ltd, Thorn EMI Computer Software Ltd, Pilot Software Acquisition Corp. and Pilot Software Services Corp.

10.1	Form of License Agreement, dated as of May 30, 2002, by and between Accrue Software, Inc. and Pilot Software Acquisition Corp.

10.2	Form of Support Agreement dated as of May 30, 2000 by and between the Accrue Software, Inc. and Pilot Software Services Corp.

20.1	Press release dated May 21, 2002.

20.2	Press release dated June 3, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCRUE SOFTWARE, INC.

Date: June 13, 2002	By:	/s/ Gregory S. Carson

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Form of Asset Purchase Agreement dated as of May 30, 2002, by and between Accrue Software, Inc., Pilot Software, Inc., Marketwave Corporation, Accrue GmbH, Pilot Software Ltd, Thorn EMI Computer Software Ltd, Pilot Software Acquisition Corp. and Pilot Software Services Corp.

10.1	Form of License Agreement, dated as of May 30, 2002, by and between Accrue Software, Inc. and Pilot Software Acquisition Corp.

10.2	Form of Support Agreement dated as of May 30, 2000 by and between the Accrue Software, Inc. and Pilot Software Services Corp.

20.1	Press release dated May 21, 2002.

20.2	Press release dated June 3, 2002.